UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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LIGHTING SCIENCE GROUP CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1350 Division Road, Suite 102
West Warwick, Rhode Island 02893
(321) 779-5520

April 21, 2016

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Lighting Science Group Corporation to be held at 10:00 a.m., Eastern Time, on May 26, 2016 at our headquarters located at 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893.

Enclosed are the notice of meeting of stockholders and proxy statement, which describe the business that will be acted upon at the meeting, as well as our 2015 Annual Report, which includes our financial statements.

You are encouraged to vote, regardless of the number of shares that you own. To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely, Edward D. Bednarcik Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

www.proxyvote.com

LIGHTING SCIENCE GROUP CORPORATION
1350 Division Road, Suite 102
West Warwick, Rhode Island 02893
(321) 779-5520

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 26, 2016

The 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Lighting Science Group Corporation, a Delaware corporation, will be held on May 26, 2016 at 10:00 a.m. Eastern Time, at our headquarters located at 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893. We will consider and act on the following items of business at the Annual Meeting:

(1)

Election of four directors to serve on our Board of Directors, each to serve until the date of the 2017 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal.

(2)	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2016 fiscal year.

(3)	Such other business as may properly come before the Annual Meeting.

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” each director nominee and “FOR” Proposal 2.

The Board of Directors has fixed the close of business on April 11, 2016 as the record date (the “Record Date”) for the Annual Meeting. Only holders of record of shares of our common stock on the Record Date are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

By Order of the Board of Directors, Philip J. Ragona Executive Vice President, General Counsel and Corporate Secretary

April 21, 2016

TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING	1

PROPOSAL 1: ELECTION OF DIRECTORS	7

Company Nominees	8
Series I Director Nominees	9
Required Vote and Board Recommendation	12

CORPORATE GOVERNANCE	13

Code of Business Conduct and Ethics	13
Board Composition	13
Director Independence	13
Board Committees, Meetings and Attendance	14
Director Nominations	15
Board Leadership Structure and Role in Risk Oversight	16
Communications with Directors	16

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016	17

Required Vote and Board Recommendation	17

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17

Section 16(a) Beneficial Ownership Reporting Compliance	20

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21

Parent Company	21
Related Party Transaction Policy	21

EXECUTIVE COMPENSATION	24

Executive Officers	24
Summary Compensation Table	25
Employment Agreements	25
Equity Compensation Plan Information	28
Outstanding Equity Awards at 2015 Fiscal Year-End	30
Director Compensation	30
Director Compensation Table	31

AUDIT COMMITTEE MATTERS	31

Audit Committee Report	31
Fees to Independent Registered Public Accounting Firm	32
Pre-Approval Policies and Procedures	33

OTHER BUSINESS	33
STOCKHOLDER PROPOSALS	33

1350 Division Road, Suite 102
West Warwick, Rhode Island 02893
(321) 779-5520

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 26, 2016

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “Lighting Science Group” refer to Lighting Science Group Corporation, a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, including restricted shares of common stock.

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of Lighting Science Group Corporation to be voted at the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on May 26, 2016, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated April 21, 2016 and are expected to be first sent or given to stockholders on or about April 21, 2016.

The executive offices of the Company are located at, and the mailing address of the Company is 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2016:

Our Proxy Statement and 2015 Annual Report are available at:

www.proxyvote.com

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the Notice, which consist of the following:

(1)

the election of four directors to the Board, each to serve until the date of the 2017 annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier resignation or removal (“Proposal 1”);

(2)	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2016 fiscal year (“Proposal 2”); and

(3)	such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Also, immediately following the vote on these matters, management will report on the Company’s performance during the last fiscal year and respond to questions from stockholders.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of this Proxy Statement and accompanying 2015 Annual Report to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement or annual report in the future, he or she may contact us by mail at Lighting Science Group Corporation, 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893, Attn: Investor Relations or by calling (321) 779-5520 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting such nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of such document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, we may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 11, 2016 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, 210,302,131 shares of common stock (which excludes 2,505,000 treasury shares), 113,608.52 shares of Series H Convertible Preferred Stock (“Series H Preferred Stock”), 62,365 shares of Series I Convertible Preferred Stock (“Series I Preferred Stock”), 83,062 shares of Series J Convertible Preferred Stock (“Series J Preferred Stock”) and 20,106.03 shares of Series K Preferred Stock (“Series K Preferred Stock” and, collectively with the shares of Series H Preferred Stock, Series I Preferred Stock and Series J Preferred Stock, the “Preferred Shares”) were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting. As described in the section entitled “Proposal 1: Election of Directors,” certain holders of Preferred Shares have a contractual right to elect a certain number of directors at the Annual Meeting, voting separately from holders of common stock. Holders of Preferred Shares are not otherwise entitled to vote such shares at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock held on the Record Date on each matter to be acted upon at the Annual Meeting. Our Amended and Restated Certificate of Incorporation (as amended from time to time, the “Charter”) prohibits cumulative voting rights.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 but your broker does have discretionary authority to vote your shares with respect to Proposal 2.

If I am a stockholder of record, how do I vote my shares?

If you are a stockholder of record, you may vote your shares of common stock at the Annual Meeting in person or by proxy.

In person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting.

By Proxy. You may vote by proxy by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope. The proxy card is simple to complete, with specific instructions on the card.

By completing and submitting the proxy card, you will direct the designated persons (known as “proxies”) to vote your shares of common stock at the Annual Meeting in accordance with your instructions. The Board has appointed Philip J. Ragona and Jean Angelini to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it prior to the Annual Meeting. If you complete the entire proxy card except one or more of the voting instructions, then the designated proxies will vote your shares in accordance with the recommendation of the Board with respect to each proposal for which you do not provide any voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If I hold my shares in “street name,” how do I vote my shares?

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a request for voting instructions along with the proxy materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the proposals, then your nominee may be unable to vote your shares with respect to the proposals for which you provide no voting instructions. Alternatively, if you hold your shares in “street name” and want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Philip J. Ragona, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee holder of record giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

Proposal 1:	You may vote for all director nominees or may withhold your vote as to one or more director nominees.

Proposal 2:	You may vote for the proposal, against the proposal or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

“FOR” each director nominee; and

“FOR” Proposal 2.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you failed to provide voting instructions, and such shares will be voted in the following manner:

“FOR” each director nominee; and

“FOR” Proposal 2.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to Proposal 1, but will be able to vote those shares with respect to Proposal 2. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●

Give written notice of revocation to the Company addressed to Philip J. Ragona, Corporate Secretary, at the Company’s address above, which notice must be received before 12:00 p.m., Eastern Time, on May 25, 2016;

●	Complete and submit a new valid proxy bearing a later date prior to 12:00 p.m., Eastern Time, on May 25, 2016;

●	Attend the Annual Meeting and vote in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees (i.e., the four director nominees who receive the most votes will be elected). Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the number of shares present in person or represented by proxy at the Annual Meeting for purposes of determining whether a quorum exists. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the number of shares present at the Annual Meeting for purposes of determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals.

An abstention or failure to instruct your broker how to vote with respect to Proposal 1 will not be counted as an affirmative or negative vote in the election of directors and will have no effect on the outcome of the vote with respect to Proposal 1. An abstention with respect to Proposal 2 will have the same effect as a vote against such proposal. If you do not give your broker specific instructions on how to vote your shares with respect to Proposal 2, your broker may vote your shares at its discretion.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Board is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be asked to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We plan to report the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of certain information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Investor Relations at (321) 779-5520.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board has nominated four directors for election at the Annual Meeting by the stockholders (each referred to herein as a “Company Nominee” and, collectively as the “Company Nominees”). The Board manages Lighting Science Group’s business and affairs, exercises all corporate powers and establishes corporate policies. Our Amended and Restated Bylaws (“Bylaws”) provide that the Board will consist of such number of directors as may be determined from time to time by resolution of the Board, which is currently fixed at 12 directors. Proxies cannot be voted for a greater number of persons than the number of Company Nominees named in this Proxy Statement.

The Amended and Restated Certificate of Designation establishing the terms of our Series H Preferred Stock (the “Series H Certificate of Designation”) and the Amended and Restated Certificate of Designation establishing the terms of our Series I Preferred Stock (the “Series I Certificate of Designation”) provide that for so long as the applicable Primary Investor (as defined below) continues to beneficially own at least 2,500 Preferred Shares, such Primary Investor has the right to elect the number of directors to the Board equal to the greater of (a) two (2) directors and (b) the product obtained by multiplying (i) the total number of directors that constitute the whole Board by (ii) the Primary Investor’s pro rata share of our outstanding shares of common stock and securities exercisable, convertible or exchangeable into or for shares of common stock. RW LSG Holdings LLC (“RW Holdings” and, collectively with its affiliates, “Riverwood”) is the “Primary Investor” with respect to the Series H Preferred Stock and Pegasus Capital Advisors, L.P. (“Pegasus Capital” and collectively with its affiliates, “Pegasus”), our largest stockholder, is the “Primary Investor” with respect to the Series I Preferred Stock. In addition, the Series H Certificate of Designation provides Cleantech Europe II (A) LP (“Cleantech A”) and Cleantech Europe II (B) LP (“Cleantech B”, and together with Cleantech A, “Zouk”) with the right to elect one director to the Board on behalf of the holders of Series H Preferred Stock, so long as Zouk continues to beneficially own at least 2,500 Preferred Shares.

As of April 11, 2016, (i) pursuant to the terms of the Series I Certificate of Designation, Pegasus had the right to appoint seven directors (the “Series I Directors”) and (ii) pursuant to the terms of the Series H Certificate of Designation, Riverwood had the right to appoint two directors and Zouk had the right to appoint one director (the “Series H Directors”). On April 12, 2016, Pegasus indicated its intent to elect Craig Cogut, Sanford R. Climan, David Crane, Richard H. Davis, Jr., Joel Haney, General James L. Jones and Jonathan Rosenbaum as directors of the Company to serve on behalf of the holders of Series I Preferred Stock (the “Series I Director Nominees”). As of April 21, 2016, we do not expect that Riverwood or Zouk to elect any directors to serve on behalf of the holders of Series H Preferred Stock at this time. Other than the rights provided in the Series H Certificate of Designation and Series I Certificate of Designation, there are no arrangements or understandings between any director nominee and any other person pursuant to which any director nominee was selected.

Each director is elected to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. Other than with respect to the Series H Directors (if any) and the Series I Directors, vacancies on the Board resulting from death, resignation, disqualification, removal or other causes, or by newly created directorships resulting from any increase in the number of directors, may be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum of the Board is present, and any director elected as a result of a vacancy or a newly created directorship shall hold office for a term expiring at the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal.

If a quorum is present, the Company Nominees will be elected by a plurality of the votes cast at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote. The four Company Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of common stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the four Company Nominees named below. Should any Company Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board may nominate or designate. Each Company Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Company Nominee will be unable to serve.

The following table sets forth the Company Nominees for election at the Annual Meeting and information with respect to their positions and ages.

Name	Age	Position
Edward D. Bednarcik	59	Chief Executive Officer and Director
Donald Harkleroad	72	Director
Fredric Maxik	56	Chief Technology Officer and Director
Jonathan Rosenbaum	43	Director

The following table sets forth the Series I Director Nominees and information with respect to their positions and ages.

Name	Age	Position
Craig Cogut	62	Chairman of the Board of Directors
Sanford R. Climan	60	Director
David Crane	57	Director
Richard H. Davis, Jr.	59	Director
Joel Haney	28	Series I Director Nominee
General James Jones	72	Director
Dennis McGill	67	Director

When considering whether each Company Nominee and Series I Director Nominee has the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board focused primarily on the information discussed in each of the individual biographies set forth below. Each Company Nominee and Series I Director Nominee exhibits collegiality, honesty and integrity. There are no family relationships between any of our directors or executive officers.

Company Nominees

Edward D. Bednarcik

Edward D. Bednarcik joined the Board on December 11, 2014. Mr. Bednarcik was appointed Chief Executive Officer effective as of September 8, 2014. He previously served as chief executive officer and president of VideoIQ, an enterprise software company, from 2011 to January 2014, when VideoIQ was sold to Avigilon Corp., a company that is publicly traded on the Toronto Stock Exchange. From 2007 to 2011, Mr. Bednarcik served as chief executive officer and president of Wright Line LLC, a supplier of innovative data center solutions for government and commercial customers. Mr. Bednarcik transitioned out of his position at Wright Line LLC after the company was sold to Eaton Corporation Plc, a company that is publicly traded on the New York Stock Exchange, in August 2010. Mr. Bednarcik was vice president and general manager of A123 Systems, LLC, a company focused on high power lithium ion battery solutions for hybrid electric vehicle transportation, from 2005 to 2007. From 1997 to 2005, Mr. Bednarcik was with American Power Conversion Corporation, a provider of integrated solutions to large- and small-scale data centers, where he served as general manager of the network solutions division from 1997 to 1999, vice president and general manager of the business network solutions group from 2000 to 2002 and vice president of global sales from 2003 to 2005. Since 2012, Mr. Bednarcik has served on the board of directors and audit and compensation committees of Raritan Inc., a privately held company providing power distribution solutions to enterprise clients globally. Mr. Bednarcik holds a Bachelor of Science degree from the University of Rhode Island.

We believe Mr. Bednarcik is qualified to serve on the Board because of his extensive operating, finance and business knowledge through having participated in various management roles at a number of public and private companies.

Donald Harkleroad

Donald Harkleroad has served as a director for us since 2003 and served as Vice Chairman of the Board from December 2010 to May 2012. He currently serves as president of The Bristol Company, an Atlanta-based private holding company with interests in the food service, technology services, real estate and merchant banking industries. From 2003 until 2011, Mr. Harkleroad served as a director for Easylink Services International Corp., a global provider of on-demand electronic messaging and transaction services. Since its inception in 1987 until its sale in 2006, he was also a founding director of Summit Bank Corporation, a commercial bank with offices in Georgia, Texas and California.

We believe Mr. Harkleroad is qualified to serve on the Board because he brings significant operating, finance, legal and business knowledge through having participated in various management roles at a number of public and private companies and having practiced corporate and securities law for over 30 years. In addition, Mr. Harkleroad brings an ability to identify and implement strategic growth opportunities that help to provide guidance as the Company identifies new ways to compete.

Fredric Maxik

Fredric Maxik joined the Board on June 12, 2014. Mr. Maxik has served as our Chief Technology Officer since January 2010 and from June 2004 to October 2007. Mr. Maxik served as our Chief Scientific Officer from October 2007 to January 2010 and as a director from August 2004 to October 2007. After graduating from Bard College with a Bachelor of Arts degree in physics and philosophy, Mr. Maxik began his career with Sansui Electric Co., Ltd., in 1983 in Tokyo, Japan where he became vice president of product development. In 1990, he served as vice president of product development for Onkyo Corporation in Osaka, Japan. In 1993, Mr. Maxik formed a product development consulting firm. In 2002, he formed an environmental products company, which developed the intellectual property that eventually became the principal asset of Lighting Science, Inc. that was acquired by us in June 2004. Mr. Maxik’s research and innovation has resulted in the issuance of 168 U.S. patents in the field of solid state lighting, which are held by the Company and its subsidiaries. Mr. Maxik is also a member of the expert advisory committee for Pegasus Capital.

We believe Mr. Maxik is qualified to serve on the Board because of his extensive experience in innovative product development and lighting technology.

Jonathan Rosenbaum

Jonathan Rosenbaum joined the Board on February 3, 2014. Mr. Rosenbaum serves as a managing partner for Simon Equity Partners and focuses in the areas of consumer, real estate and technology, directing the firm’s investments in those categories. Prior to Simon Equity Partners, Mr. Rosenbaum served in a similar capacity for Raycliff Investments from 2006 to 2015. Mr. Rosenbaum held various executive finance and corporate development roles with a number of companies in the technology and media industries. Most recently, he served in this capacity at PRN, the largest U.S. out of home television media network, until its sale to Thomson SA. Prior to PRN, Mr. Rosenbaum performed in similar capacities for GE/NBC’s online arm, NBC Internet, as well as with other technology startups. Mr. Rosenbaum began his career in business assurance services at Ernst & Young LLP, in the firm’s technology, communication and media practice. Mr. Rosenbaum is a graduate of the University of California at Santa Barbara.

We believe Mr. Rosenbaum is qualified to serve on the Board because of his extensive experience in business, finance and investing.

Series I Director Nominees

Craig Cogut

Craig Cogut joined the Board on December 5, 2013 and was appointed Chairman of the Board on February 3, 2014. Mr. Cogut has spent a career building successful investment businesses. Mr. Cogut founded Pegasus Capital in 1996 and serves as its Chairman and President. In 1990, Mr. Cogut co-founded and was one of the original partners at Apollo Advisors L.P., a position he held for five years preceding the creation of Pegasus Capital. Mr. Cogut is an active philanthropist in the fields of improving education, building civil society and championing environmental and health issues. Mr. Cogut serves as Chairman of The Polyphony Foundation, an organization that he co-founded to provide equal opportunity music education for Arab and Jewish Israeli youth. In addition, Mr. Cogut serves as a Trustee of Brown University and board member for Arizona State University’s Global Institute of Sustainability, for Human Rights First, for The McCain Institute for International Leadership at Arizona State University and for the R-20 Regions of Climate Action. Mr. Cogut is a member of the Executive Council of the Clinton Health Access Initiative and serves as the Chairman of The Cogut Center for the Humanities at Brown University. Mr. Cogut is an alumnus of Brown University and Harvard Law School. Pegasus Capital intends to elect Mr. Cogut to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. Cogut is qualified to serve on the Board because of his significant experience in global manufacturing and extensive experience in business, finance and investing.

Sanford R. Climan

Sanford R. Climan joined the Board on June 12, 2014. Mr. Climan is president of Entertainment Media Ventures, Inc., a company active in media investment and strategic advisory work that he founded in 1999. Since 2013, Mr. Climan has also served as chief executive officer of Oz Media, LLC, which was formed in 2013 in partnership with Dr. Mehmet Oz and is dedicated to building companies committed to improving health and wellness across cultures and geographies. In addition, Mr. Climan has served as an operating advisor for Pegasus Capital since May 1, 2014. From 2007 to 2010, Mr. Climan served as the first chief executive officer of 3ality Digital, LLC, a leading company in the development and commercialization of technologies that enable high quality digital 3D image capture, digital 3D broadcast and software that enables consumer applications of 3D entertainment. Mr. Climan also serves on several charitable boards, including The American Cinematheque, The Fulfillment Fund, and the UCLA School of Theater, Film and Television. Mr. Climan served as a member of the Advisory Committee to the Director of the Centers for Disease Control and Prevention from 2008 to 2012. Mr. Climan also serves as an advisor on entertainment and media to the World Economic Forum and its Annual Gathering in Davos, Switzerland, as a member of the Reuters Editorial Advisory Board and as a member of the Advisory Board to the Yale CEO Leadership Institute of the Yale School of Management. Mr. Climan holds a Master of Business Administration degree from Harvard Business School, a Master of Science degree in Health Policy and Management from Harvard School of Public Health, and a Bachelor of Arts degree from Harvard College. Pegasus Capital intends to elect Mr. Climan to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. Climan is qualified to serve on the Board because of his extensive business knowledge, media expertise and experience in the development and commercialization of technologies.

David Crane

David Crane joined Pegasus Capital in April 2016 as its Chief Strategy Officer. Prior to that, from 2003 to December 2015, Mr. Crane served as the President, Chief Executive Officer and a director of NRG Energy, Inc., an integrated U.S. power company. David was also Chairman of the Board of Directors, President and CEO of NRG Yield, an NRG majority controlled company that had its initial public offering on the NYSE in 2012. Prior to joining NRG Energy, Mr. Crane served as Chief Executive Officer of International Power plc, a UK-domiciled wholesale power generation company, from January 2003 to November 2003, and as Chief Operating Officer from March 2000 through December 2002. Mr. Crane was Senior Vice President — Global Power Group, New York at Lehman Brothers Inc., an investment banking firm, from January 1999 to February 2000, and was Senior Vice President — Global Power Group, Asia (Hong Kong) at Lehman Brothers from June 1996 to January 1999. Mr. Crane was also a director of El Paso Corporation from December 2009 to May 2012. Pegasus Capital intends to elect Mr. Crane to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. Crane is qualified to serve on the Board because of his extensive business knowledge, expertise relating to sustainable energy solutions and public company experience.

Richard H. Davis, Jr.

Richard H. Davis Jr. joined the Board on November 13, 2013. Mr. Davis served as interim Chief Executive Officer from February 3, 2014 through September 7, 2014. Mr. Davis joined Pegasus Capital as an operating partner in 2005 and became partner and chief operating officer in 2010. Mr. Davis is a member of the Executive, Investment and Compliance Committees of Pegasus Capital. Previously, Mr. Davis served on President Ronald Reagan’s political team in three Reagan administration cabinet agencies including as White House Special Assistant to the President for the Domestic Policy Council. In his capacity in the White House, Mr. Davis managed all policy development related to climate, energy and environment. President George H.W. Bush appointed Mr. Davis Deputy Executive Director for the White House Conference on Science and Economic Research Related to Global Climate Change. In 2000 and 2008, Mr. Davis served as Senator John McCain’s national campaign manager leading all aspects of the campaign activity. While serving as Senator McCain’s chief strategist and political advisor, Mr. Davis was integral in the development of key legislative initiatives including ground breaking climate legislation and campaign finance reform. Mr. Davis currently serves on the board of trustees of The Environmental Defense Action Fund developing initiatives and ties to the corporate community that promotes better stewardship of the environment. Pegasus Capital intends to elect Mr. Davis to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. Davis is qualified to serve on the Board because of his extensive experience in business, relationship management, executive leadership and investing.

Joel Haney

Joel Haney is Vice President at Pegasus Capital. Prior to joining Pegasus Capital, Mr. Haney was an investment banker at Moelis & Company from July 2011 to August 2012, where he focused on mergers & acquisitions, corporate restructurings and financing transactions across the telecommunications, industrials and consumer retail sectors. Prior to that, Mr. Haney was a research analyst at Lakeview Investment Group from January 2011 to June 2011, where he focused on value-based investment opportunities for its flagship long-short portfolio. He currently serves on the board of directors of MPH Energy Holdings LP, Fiber Composites, LLC, Impala Energy Holdings Ltd., Plastic Reclamation Partners Holdings, LLC, ReCommunity Holdings, LP and ZeroBase Energy, LLC. Mr. Haney graduated magna cum laude from Northwestern University with dual majors in Economics and Political Science. Pegasus Capital intends to elect Mr. Haney to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. Haney is qualified to serve on the Board because of his substantial business, financial and investment experience.

General James Jones

General James Jones joined the Board on April 1, 2014. General Jones served as National Security Advisor to President Obama in 2009 and 2010, the State Department’s Special Envoy for Middle East Regional Security in 2008 and as the president and chief executive officer of the U.S. Chamber of Commerce’s Institute for 21st Century Energy in 2007. In addition, General Jones has served as a strategic advisor for Pegasus Capital since September 1, 2013. General Jones has an extensive military background and has served as the former commander of U.S. European Command and Supreme Allied Commander Europe, where he led military operations for the North Atlantic Treaty Organization (NATO) from 2003 to 2006. During his NATO assignment, General Jones advocated energy security and the defense of critical infrastructures as a core part of NATO’s future missions. He also worked to unite energy consumers and producers to increase the variety of the U.S. energy supply and associated infrastructures, to advance international cooperation on energy issues, to protect national energy security, and to promote better understanding of changes to the global climate and its effects on the environment. Pegasus Capital intends to elect General Jones to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe General Jones is qualified to serve on the Board because of his extensive experience in international business, energy-related issues and executive leadership.

Dennis McGill

Dennis McGill joined the Board on March 24, 2015. Mr. McGill served as the Company’s Interim Chief Operating Officer from June 2014 to September 2014 and as the Company’s Interim Chief Financial Officer from July 2014 to December 2014. Following his resignation, Mr. McGill joined Pegasus Capital as an operating advisor. Since June 2014, Mr. McGill has also served on the board of directors of DGSE Companies, Inc., a company listed on the NYSE MKT that buys and sells jewelry, diamonds, fine watches, rare coins and currency (“DGSE”). Mr. McGill is also chairman of DGSE’s audit committee. Mr. McGill also serves on the board of directors of ReCommunity Holdings, LP and Fiber Composites, LLC. Mr. McGill was a senior director of Alvarez & Marsal Private Equity Performance Improvement Group, LLC from March 2014 to June 2014. From February 2013 to October 2013, Mr. McGill served as executive vice president and chief financial officer of Heartland Automotive Services, Inc., where he restructured the accounting department and actively participated with the senior management team to develop and roll-out a new business model. From September 2010 to February 2013, Mr. McGill served as executive vice president and chief financial officer of Blockbuster LLC. Mr. McGill, who joined Blockbuster LLC in connection with its Chapter 11 bankruptcy filing, was responsible for directing the internal reorganization team and managing various aspects of the Chapter 11 process. From March 2005 to July 2010, Mr. McGill served as executive vice president and chief financial officer of Safety-Kleen Systems, Inc., during which time he structured, negotiated, and closed a $0.5 billion recapitalization and led the company’s merger and acquisition efforts. Mr. McGill holds a Bachelor of Science degree in Finance and Accounting and Master of Business Administration degree from the University of California, Berkeley and is a Certified Public Accountant in the state of California. Pegasus Capital intends to elect Mr. McGill to serve as a director pursuant to its rights set forth in the Series I Certificate of Designation and described elsewhere in this Proxy Statement.

We believe Mr. McGill is qualified to serve on the Board because of his substantial business, financial and investment experience.

Required Vote and Board Recommendation

If a quorum is present and voting, the four Company Nominees receiving the highest number of votes will be elected as directors. If you hold your shares through a broker and you do not instruct the broker on how to vote for the four nominees, your broker will not have the authority to vote your shares. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

The Board recommends that you vote FOR each Company Nominee.

CORPORATE GOVERNANCE

Lighting Science Group, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including employees of our subsidiaries, as well as each of our directors and certain persons performing services for us. The Code of Business Conduct and Ethics addresses, among other things, competition and fair dealing, conflicts of interest, financial matters and external reporting, company funds and assets, confidentiality and corporate opportunity requirements and the process for reporting violations of the Code of Business Conduct and Ethics, employee misconduct, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.lsgc.com in the “Corporate Governance” section.

Board Composition

Our Charter and Bylaws provide that the Board will consist of such number of directors as determined from time to time by resolution adopted by the Board. The size of the Board is currently fixed at 12 directors. Subject to any rights applicable to any then outstanding preferred stock, any vacancies or newly created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office. The term of office for each director will be until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Stockholders vote to elect directors each year at our annual meeting of stockholders.

We have no formal policy regarding Board diversity. The Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Director Independence

Although Lighting Science Group is not currently listed on the NASDAQ Stock Market or any other exchange, we rely on the definition of independence set forth in the NASDAQ Listing Rules (“NASDAQ Rules”). Under the NASDAQ Rules, a director will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Messrs. Harkleroad and Rosenbaum is an “independent director” as defined under Rule 5605(a)(2) of the NASDAQ Rules.

Because LSGC Holdings LLC (“LSGC Holdings”) holds more than 50% of the voting power for the election of our directors, we would qualify as a “controlled company” under the NASDAQ Rules. As a controlled company, exemptions under the NASDAQ Rules provide relief from the obligation to comply with certain corporate governance requirements, including the requirements:

●	that a majority of the Board consist of “independent directors,” as defined under the NASDAQ Rules;

●	that our Compensation Committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and

●

that director nominees must either be selected, or recommended for the Board’s selection by (i) independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate, or (ii) a nominations committee comprised solely of independent directors.

These exemptions do not modify the independence requirements for our Audit Committee, and we would be required to comply with the requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the NASDAQ Rules within the applicable time frame in the event that we become listed on the NASDAQ Stock Market.

Board Committees, Meetings and Attendance

During 2015, the Board held seven meetings. We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During 2015, each Company Nominee and Series I Director Nominee attended at least 75% of the total number of meetings held by the Board and committees on which such director served, except for Messrs. Cogut and Maxik and General Jones. Nine of our 12 then-serving directors attended our last annual meeting of stockholders, which was held on May 28, 2015.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, Compensation Committee and a Committee of Independent Directors. Committee assignments are re-evaluated annually and approved by the Board annually. Each of these committees operates under a charter that has been approved by the Board. The current charters of each of these committees are available on our website at www.lsgc.com in the “Corporate Governance” section.

Audit Committee

The Board has established an Audit Committee. Our Audit Committee is responsible for, among other matters: (1) appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm; (2) discussing with our independent registered public accounting firm their independence from management; (3) reviewing with our independent registered public accounting firm the scope and results of their audit; (4) approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm; (5) overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC; (6) reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; (7) establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and (8) reviewing and monitoring the guidelines and policies governing risk assessment and risk management.

Messrs. Harkleroad and Rosenbaum comprise the Audit Committee, with Mr. Harkleroad serving as chairman. The Audit Committee met five times during 2015. The Board has determined that each of Messrs. Harkleroad and Rosenbaum is independent within the meaning of The NASDAQ Rules and Rule 10A-3 under the Exchange Act. The Board has determined that Mr. Rosenbaum qualifies under the NASDAQ listing standards as an “audit committee financial expert” within the meaning of the rules of the SEC.

Compensation Committee

Our Compensation Committee is responsible for, among other matters: (1) recommending to the Board for consideration, the compensation and benefits of our executive officers and key employees; (2) monitoring and reviewing our compensation and benefit plans to ensure that they meet corporate objectives; (3) administering our stock and other incentive compensation plans and programs and preparing recommendations and periodic reports to the Board concerning these matters; (4) preparing, if necessary, the Compensation Committee report that may be required by SEC rules to be included in our annual report; and (5) preparing recommendations and periodic reports to the Board concerning these matters At times, compensation matters have been addressed by the full Board rather than by the Compensation Committee.

From January 1, 2015 to July 20, 2015, Messrs. Davis, Harkleroad and Wagner comprised the Compensation Committee, with Mr. Davis serving as chairman. Mr. Wagner resigned from the Board and committees on which he served on July 20, 2015.

The Compensation Committee met two times during 2015.

Committee of Independent Directors

Our Committee of Independent Directors was originally formed by resolution of the Board to: (1) consider, negotiate and approve or reject related-party transactions, without further Board approval, between the Company and (a) Pegasus Capital (b) executive officers or directors of the Company; or (c) any other person or entity that may be deemed an affiliate or related party; and (2) approve awards under the Company’s 2012 Amended and Restated Equity-Based Compensation Plan (in addition to the authority of the Compensation Committee and the Board to do so). The charter for the Committee of Independent Directors was adopted by the Board on June 8, 2012.

From January 1, 2015 to July 20, 2015, Messrs. Davis, Harkleroad and Wagner comprised the Committee of Independent Directors, with Mr. Harkleroad serving as chairman. Mr. Wagner resigned from the Board and committees on which he served on July 20, 2015.

The Committee of Independent Directors met seven times during 2015.

Director Nominations

We do not have a standing nominating committee, as such committee is described under the NASDAQ Rules. Because we would qualify as a “controlled company” under the NASDAQ Rules, and in light of the rights of certain holders of our Series H Preferred Stock and Series I Preferred Stock to elect directors, the Board has determined that it is appropriate not to have a standing nominating committee. As a result, the Board presently considers all matters for which a nominating committee would be responsible and each member of the Board participates in the consideration of director nominees.

The Board considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Board follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates during 2015.

Our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Corporate Secretary at our corporate offices at 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893. Such nomination must satisfy the notice; information and consent requirements set forth in our Bylaws and for our 2017 annual meeting of stockholders must be received by us prior to the date set forth under “Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

In evaluating director nominees, the Board considers the following factors:

●	the appropriate size and diversity of the Board;

●

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

●	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

●	balancing continuity of the Board with periodic injection of fresh perspectives provided by new Board members.

The Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and principal executive officer are filled by two separate individuals. We believe that the separation of the offices of Chairman and Chief Executive Officer is appropriate at this time because it allows Mr. Bednarcik to focus primarily on our day-to-day operations and the implementation of our strategic, financial and management policies, while allowing Mr. Cogut to lead our Board in its role of advising and overseeing management.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full Board. The Audit Committee receives reports from management concerning the Company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board, which also considers the Company’s risk profile. The Audit Committee and the full Board focus on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Compensation Committee considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Compensation Committee reviews all of our compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to our Company. The Compensation Committee has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of the Board or a committee thereof may do so by addressing correspondence to the Board member, members or committee, c/o Corporate Secretary, Lighting Science Group Corporation, 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893. Our Corporate Secretary will review and forward correspondence to the appropriate person or persons.

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR 2016

The Audit Committee of the Board has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm for the year ending December 31, 2016, and the Board has directed that management submit the selection of independent public accountants for ratification by the stockholders at the Annual Meeting. Representatives of KPMG are expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Stockholder ratification of the selection of KPMG as our independent registered public accounting firm is not required by our Bylaws or otherwise. The Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain KPMG. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2016. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion. Abstentions will have the same effect as a vote against this proposal.

The Board recommends a vote FOR ratification of the appointment of KPMG as our independent registered public accounting firm for 2016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of common stock as of the Record Date by each person known to us to own beneficially 5% or more of the outstanding common stock, each director, named executive officers and the directors and executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock owned by them, unless otherwise noted. Percentage of ownership is based on 210,302,131 shares of common stock issued and outstanding (which excludes 2,505,000 treasury shares) as of April 11, 2016.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date by that stockholder are deemed outstanding.

	Common Stock
Name and Address of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Class
Executive Officers
Edward D. Bednarcik	3,875,000	(2)	1.8%
Fredric Maxik	3,937,779	(3)	1.8%
Wayne Nesbit	3,075,000	(4)	1.4%
Mark D. Gorton	-		-
Non-Employee Directors
Craig Cogut (5)(6)	468,171,942	(7)	90.8%
Seth Bernstein	268,493		*
Sanford R. Climan	310,685	(8)	*
Richard H. Davis, Jr.	123,636	(9)	*
Joel Haney	-		-
Donald Harkleroad	1,439,234	(10)	*
General James Jones	579,322	(11)	*
Dennis McGill	331,590	(12)	*
Jonathan Rosenbaum	686,874	(13)	*
Directors and Executive Officers as a Group (12 persons)	482,799,555		91.4%

Certain Persons
LED Holdings, LLC (6)(14)	20,972,496		10.0%
LSGC Holdings LLC (6)(14)	154,089,828	(15)	73.3%
PP IV (AIV) LED, LLC (6)(14)	154,089,829	(16)	73.3%
PP IV LED, LLC (6)(14)	154,089,829	(16)	73.3%
LSGC Holdings II LLC (6)(14)	92,056,785	(7)	43.2%
Pegasus Partners IV, L.P. (6)(14)	263,894,242	(7)	84.0%
PCA LSG Holdings, LLC (6)(14)	52,217,318	(7)	20.0%
LSGC Holdings III, LLC (6)(14)	139,881,718	(7)	40.0%
Pegasus Partners V, L.P. (6)(14)	139,881,718	(7)	40.0%
RW LSG Holdings LLC (17)	47,368,421	(18)	18.4%
RW LSG Management Holdings LLC (17)	13,218,981	(19)	5.9%
Riverwood Capital GP, Ltd. (17)	42,372,881	(18)	16.8%
Cleantech Europe II (A) LP (20)	30,061,357	(21)	12.5%
Zouk Capital LLP (20)	35,305,236	(22)	14.4%
Zouk Ventures Ltd. (20)	35,305,236	(22)	14.4%
Serengeti Asset Management LP (23)	48,134,210	(24)
Serengeti Lycaon MM L.P. (23)	37,026,315	(25)	15.0%
Serengeti Opportunities MM L.P. (23)	11,107,894	(26)	5.0%
Continental Casualty Company (27)	18,374,629	(28)	8.1%

* Less than 1%.

(1)

The number and percentage of shares of common stock beneficially owned is determined under the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power.

(2)

Consists of shares of common stock isssuable to Mr. Bednarcik upon the exercise of stock options issued under the Equity Plan (as defined under the section below entitled “Equity Compensation Plan Information”).

(3)	Includes 3,758,736 shares of common stock isssuable to Mr. Maxik upon the exercise of stock options issued under the Equity Plan.
(4)	Consists of shares of common stock isssuable to Mr. Nesbit upon the exercise of stock options issued under the Equity Plan.
(5)	Mr. Cogut serves as Chairman and President of Pegasus Capital, our controlling stockholder.
(6)

The principal address and principal office of each of LED Holdings, LLC (“LED Holdings”), LSGC Holdings, PP IV (AIV) LED, LLC (“PP IV (AIV)”), PP IV LED, LLC (“PP IV”), LSGC Holdings II LLC (“Holdings II”), LSGC Holdings III LLC (“Holdings III”), Pegasus Partners IV, L.P. (“Pegasus IV”), Pegasus Partners V, L.P. (“Pegasus V”), PCA LSG Holdings, LLC (“PCA Holdings”), and Mr. Cogut is c/o Pegasus Capital Advisors, L.P., 99 River Road, Cos Cob, CT 06807.

(7)

Pegasus IV is the managing member of LSGC Holdings and the sole member of Holdings II. Pegasus Investors IV, L.P. (“Pegasus Investors IV”) is the general partner of Pegasus IV and Pegasus Investors IV GP, L.L.C. (“Pegasus Investors IV GP”) is the general partner of Pegasus Investors IV. Pegasus Investors IV GP is wholly owned by Pegasus Capital, LLC (“Pegasus LLC”). Pegasus V is the sole member of Holdings III. Pegasus Investors V, L.P. (“Pegasus Investors V”) is the general partner of Pegasus V. Pegasus Investors V (GP), L.L.C. (“Pegasus Investors V GP”) is the general partner of Pegasus Investors V and Pegasus LLC is the sole member of Pegasus Investors V GP. Pegasus LLC may be deemed to be directly or indirectly controlled by Mr. Cogut. By virtue of the foregoing, Pegasus IV, Pegasus Investors IV, Pegasus Investors IV GP, Pegasus LLC and Mr. Cogut may be deemed to beneficially own (i) the 20,972,495 shares of common stock held directly by LED Holdings; (ii) the 133,117,333 shares of common stock held directly by LSGC Holdings; (iii) the 2,877,314 shares of common stock held directly by Holdings II, 16,396,843 shares of common stock issuable upon conversion of shares of Series I Preferred Stock held directly by Holdings II, 20,691,578 shares of common stock issuable upon conversion of shares of Series J Preferred Stock held directly by Holdings II and 52,091,050 shares of common stock issuable upon exercise of warrants held directly by Holdings II. Additionally, Pegasus Investors IV, Pegasus Investors IV GP, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 2,969,697 shares of common stock held directly by Pegasus IV and 14,777,932 shares of common stock issuable upon exercise of the Series K Warrant held directly by Pegasus IV. Furthermore, Pegasus LLC and Mr. Cogut may be deemed to indirectly beneficially own 1,464,950 shares of common stock held directly by PCA Holdings, 19,280,000 shares of common stock issuable upon conversion of shares of Series I Preferred Stock held directly by PCA Holdings, 8,947,368 shares of common stock issuable upon the conversion of shares of Series J Preferred Stock held directly by PCA Holdings and 22,525,000 shares of common stock issuable upon the exercise of warrants held directly by PCA Holdings. Pegasus LLC is the managing member of PCA Holdings. In addition, Pegasus V, Pegasus Investors V, Pegasus Investors V GP, Pegasus LLC and Mr. Cogut may be deemed to beneficially own the 39,767,368 shares of common stock issuable upon the conversion of the Series J Preferred Stock held directly by Holdings III and 100,114,350 shares of common stock issuable upon the exercise of warrants held directly by Holdings III. Each of Pegasus IV, Pegasus V, Pegasus Investors IV, Pegasus Investors V, Pegasus Investors IV GP, Pegasus Investors V GP, Pegasus LLC and Mr. Cogut disclaims beneficial ownership of any of the securities held by LED Holdings, Holdings II, Holdings III and PCA Holdings (and except in the case of Pegasus IV, the securities held by Pegasus IV) and this disclosure shall not be deemed an admission that any of Pegasus IV, Pegasus Investors IV, Pegasus Investors IV GP, Pegasus Investors V, Pegasus Investors V GP, Pegasus LLC or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) of the Exchange Act or for any other purpose. Furthermore, Mr. Cogut may be deemed to indirectly own the 5,000,000 shares of common stock issuable upon the exercise of warrants held directly by Pegasus Capital Partners IV, LP (“PCP IV”) and the 5,000,000 shares of common stock issuable upon the exercise of warrants held directly by Pegasus Capital Partners V, LP (“PCP V”). Pegasus Investors IV GP is the general partner of PCP IV and Pegasus Investors V GP is the general partner of PCP V. Pegasus Investors V GP is wholly owned by Pegasus LLC. Each of Pegasus Investors IV GP, Pegasus Investors V GP and Mr. Cogut disclaims beneficial ownership of any of the securities held by PCP IV and PCP V and this disclosure shall not be deemed an admission that Pegasus Investors IV GP, Pegasus Investors V GP or Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) of the Exchange Act or for any other purpose. Furthermore, Mr. Cogut may be deemed to indirectly own 1,173,941 shares of common stock and options to purchase 1,004,723 shares of common stock, which were issued as payment of director fees to Pegasus Capital Advisors IV, L.P. (“Pegasus Capital IV”). Pegasus Capital Advisors IV GP, LLC (“Pegasus Capital IV GP”) is the general partner of Pegasus Capital IV and Mr. Cogut is the sole owner and managing member of Pegasus Capital IV GP. Mr. Cogut disclaims beneficial ownership of the securities held by Pegasus Capital IV, and this disclosure shall not be deemed an admission that Mr. Cogut is the beneficial owner of such securities for purposes of Section 13(d) of the Exchange Act or for any other purpose.

(8)	Represents shares of common stock owned by Sanford R. Climan Living Trust, for which Mr. Climan serves as trustee.
(9)	Represents shares of common stock held through an individual retirement account.
(10)

Includes (i) 281,199 shares of common stock owned by The Bristol Company and (ii) 539,021 and 6,250 shares of common stock issuable to Mr. Harkleroad and The Bristol Company, respectively, upon exercise of stock options issued under the Equity Plan. Mr. Harkleroad is the sole shareholder of The Bristol Company and may be deemed the beneficial owner of the shares held by The Bristol Company.

(11)	Includes 429,185 shares of common stock isssuable to General Jones upon the exercise of stock options issued as compensation for service on the Board.
(12)	Consists of shares of common stock isssuable to Mr. McGill upon the exercise of stock options issued as compensation for service on the Board.
(13)	Includes 482,883 shares of common stock isssuable to Mr. Rosenbaum upon the exercise of stock options issued as compensation for service on the Board
(14)

The holdings reported are based on information contained in the Schedule 13D (Amendment No. 43) filed February 26, 2016 on behalf LED Holdings, PP IV (AIV), PP IV, Pegasus IV, LSGC Holdings, Holdings II, Holdings III, PCA Holdings, Pegasus Investors IV, Pegasus Investors IV GP, Pegasus V, Pegasus Investors V, Pegasus Investors V GP, Pegasus LLC, and Craig Cogut, as well as other information available to the Company.

(15)	LSGC Holdings may be deemed to indirectly beneficially own 20,972,495 shares of common stock held directly by LED Holdings.
(16)

PP IV (AIV) and PP IV may be deemed to indirectly beneficially own the 20,972,495 shares of common stock held by LED Holdings and the 133,117,333 shares of common stock held by LSGC Holdings due to their respective membership interests in LSGC Holdings.

(17)

The principal address and principal office of RW Holdings, RW LSG Management Holdings LLC (“RW Management”) and Riverwood Capital GP Ltd. (“RC Ltd.”) is c/o Riverwood Capital Partners L.P., 70 Willow Road, Suite 100, Menlo Park, CA 94304. The holdings reported are based on information contained in the Schedule 13D (Amendment No. 6) filed September 17, 2015 on behalf of RW Holdings, Riverwood Capital Partners L.P. (“RCP”), Riverwood Capital L.P. (“RCLP”), RC Ltd., RW Management, Riverwood Capital Management L.P. (“RCM LP”) and Riverwood Capital Management Ltd. (“Riverwood CM”) as well as other information available to the Company.

(18)

RCP is the sole managing member of RW Holdings. RCLP is the sole general partner of RCP. RC Ltd is the sole general partner of RCLP. As a result of these relationships, each of RCP, RCLP and RC Ltd. may be deemed to beneficially own any shares of common stock deemed to be beneficially held by RW Holdings. Additionally, RCM LP is the sole managing member of RW Management. Riverwood CM is the sole general partner of RCM LP. As a result of such relationships, each of RCM LP and Riverwood CM may be deemed to beneficially own any shares of common stock that may be deemed to be beneficially owned by RW Management.

(19)

Includes 12,664,760 shares of common stock issuable upon exercise of a warrant and 554,221 shares awarded as restricted stock grants to individuals for service on the Board, which were assigned to RW Management.

(20)

The principal address and principal office of each of Cleantech A, Zouk Capital and Zouk Ventures Ltd. (“ZVL”) is 100 Brompton Road, London, SW3 1ER, United Kingdom. The principal address and principal office of ZHL is 13 Castle Street, St. Helier, Jersey JE4 5UT, Channel Islands. The holdings reported are based on information contained in the Schedule 13D (Amendment No. 3) filed January 7, 2014 on behalf of Cleantech A, Cleantech B, Cleantech II General Partner Limited (“Cleantech GP”), Cleantech II General Partner L.P. (“Cleantech GP LP”), Zouk Capital, ZVL and ZHL as well as other information available to the Company.

(21)

Represents 21,960,000 shares of common stock issuable upon conversion of shares of Series H Preferred Stock, 2,303,158 shares of common stock issuable upon conversion of shares of Series J Preferred Stock and 5,798,200 shares of common stock issuable upon the exercise of Series J Warrants held directly by Cleantech A.

(22)

Represents 21,960,000 and 3,829,474 shares of common stock issuable upon conversion of shares of Series H Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively, 2,303,158 and 402,105 shares of common stock issuable upon conversion of shares of Series J Convertible Preferred Stock held directly by Cleantech A and Cleantech B, respectively and 5,798,200 and 1,012,300 shares of common stock issuable upon the exercise of Series J Warrants held directly by Cleantech A and Cleantech B, respectively. Cleantech GP LP is the sole general partner of Cleantech A and Cleantech B. Cleantech GP is the sole general partner of Cleantech GP LP. Zouk Capital provides certain monitoring, advisory and consulting services to Cleantech A and Cleantech B. ZVL is the sole shareholder of Cleantech GP. As a result of these relationships, each of Cleantech GP LP, Cleantech GP, Zouk Capital and ZVL may be deemed to beneficially own any securities that may be deemed to be beneficially owned by Cleantech A and Cleantech B.

(23)

The principal address and principal office of each of Serengeti Asset Management LP (“Serengeti LP”), Serengeti Lycaon MM L.P. (“Serengeti Lycaon”) and Serengeti Opportunities MM L.P. (“Serengeti Opportunities” and, together with Serengeti Lycaon, the “Serengeti Investors”) is 632 Broadway, 12th Floor, New York, NY 10012. The holdings reported are based on information contained in the Schedule 13G filed December 11, 2014 on behalf of Serengeti LP, J.L. Serengeti Management LLC (“J.L. Serengeti”) and Joseph A. LaNasa III and other information available to the Company.

(24)

Consists of (i) 10,526,316 and 3,157,895 shares of common stock issuable upon conversion of shares of Series J Preferred Stock held directly by Serengeti Lycaon and Serengeti Opportunities, respectively, and (ii) 26,500,000 and 7,950,000 shares of common stock issuable upon the exercise of Series J Warrants held directly by Serengeti Lycaon and Serengeti Opportunities, respectively. Serengeti LP acts as an investment adviser to, and manages investment accounts of Serengeti Lycaon and Serengeti Opportunities. Serengeti LP may be deemed to beneficially own securities owned by Serengeti Opportunities and Serengeti Lycaon. J.L. Serengeti is the general partner of Serengeti LP and may be deemed to control Serengeti LP and beneficially own securities owned by it. Joseph A. LaNasa III is the sole member of J.L. Serengeti and may be deemed to control J.L. Serengeti and beneficially own securities owned by it.

(25)

Consists of 10,526,316 shares of common stock issuable upon conversion of shares of Series J Preferred Stock held directly by Serengeti Lycaon and 26,500,000 shares of common stock issuable upon the exercise of Series J Warrants held directly by Serengeti Lycaon.

(26)

Consists of 3,157,895 shares of common stock issuable upon conversion of shares of Series J Preferred Stock held directly by Serengeti Opportunities and 7,950,000 shares of common stock issuable upon the exercise of Series J Warrants held directly by Serengeti Opportunities.

(27)	The principal address and principal office of Continental Casualty Company (“CCC”) is 333 South Wabash Avenue, Chicago, Illinois 60604.
(28)

Consists of 1,660,000 shares of common stock held directly by CCC, 11,674,211 shares of common stock issuable upon conversion of shares of Series I Preferred Stock held directly by CCC, 1,407,368 shares of common stock issuable upon conversion of shares of Series J Preferred Stock held directly by CCC and 3,543,050 shares of common stock issuable upon the exercise of Series J Warrants held directly by CCC.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of copies of such reports furnished to us and written representations that no other reports were required, each of our directors, officers and 10% stockholders complied with all Section 16(a) filing requirements applicable to them except: Craig Cogut (2 late filings/2 late transactions); Pegasus LLC (2 late filings/2 late transactions); Pegasus Investors IV GP (1 late filing/1 late transaction); Pegasus Investors V GP (1 late filing/1 late transaction); Pegasus Investors IV (1 late filing/1 late transaction); Pegasus Investors V (1 late filing/1 late transaction); Pegasus IV (1 late filing/1 late transaction); Pegasus V (1 late filing/1 late transaction); Holdings III (1 late filing/1 late transaction); PCA Holdings (1 late filing/1 late transaction); Warner Phillips (1 late filing/1 late transaction); Jonathan Rosenbaum (1 late filing/1 late transaction); and Fredric Maxik (1 late filing/1 late transaction).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parent Company

LSGC Holdings may be deemed to be our “parent” by virtue of its beneficial ownership of our voting securities. As of April 11, 2016, LSGC Holdings directly owned 133,117,333 shares of our common stock and indirectly owned an additional 20,972,495 shares of our common stock by virtue of its voting and dispositive control over shares held by its affiliate, LED Holdings. LSGC Holdings and LED Holdings are affiliates of Pegasus IV and Pegasus Capital, and they collectively hold approximately 90.8% of our common stock as of April 11, 2016 (calculated in accordance with Rule 13d-3 of the Exchange Act).

Related Party Transaction Policy

The Board has adopted a written policy with respect to the review, approval or ratification of related party transactions. The policy generally defines a related party transaction as a transaction or series of related transactions or any material amendment to any such transaction of $120,000 or more involving the Company and any executive officer of the Company, any director or director nominee of the Company, persons owning 5% or more of our outstanding stock at the time of the transaction, any immediate family member of any of the foregoing persons, or any entity that is owned or controlled by any of the foregoing persons or in which any such person serves as an executive officer or general partner or, together with all of the foregoing persons, owns 10% or more of the equity interests thereof.

The policy requires our Audit Committee to review and approve related party transactions and any material amendments to such related party transactions. In reviewing and approving any related party transaction or any material amendment thereto, the Audit Committee is to (i) satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or the proposed material amendment to such transaction, and (ii) determine that the related party transaction or material amendment thereto is fair to the Company. At each Audit Committee meeting, management is required to recommend any related party transactions and any material amendments thereto, if applicable, to be entered into by us. After review, the Audit Committee must approve or disapprove such transactions and any material amendments to such transactions.

In addition to the above policy, because we have entered into a number of transactions with affiliates of Pegasus Capital, the Board established a Committee of Independent Directors in December 2008 to consider the approval of, and to make recommendations to the Board or any committee thereof regarding, any related-party transactions from time to time between us and Pegasus Capital or its affiliates, our executive officers and/or our directors. On June 8, 2012, the Board adopted a charter for the Committee of Independent Directors in order to expand its authority to negotiate and approve or reject related party transactions between the Company and (i) Pegasus, (ii) our executive officers, (iii) our directors, or (iv) any other person or entity that may be deemed an affiliate or related party.

From January 1, 2015 through July 20, 2015, the Committee of Independent Directors consisted of Messrs. Harkleroad, Rosenbaum and Wagner. On July 20, 2015, Mr. Wagner resigned from the Board and committees on which he served. Each of the transactions described below was reviewed and approved by the Committee of Independent Directors except for the payments made to T&M Protection Resources.

Issuances of Preferred Shares

Since January 1, 2014, we have entered into separate preferred stock subscription agreements with each of (i) Holdings II, (ii) PCA Holdings, (iii) Holdings III, (iv) Riverwood, (iv) Cleantech A and Cleantech B and (v) the Serengeti Investors. Pursuant to such agreements, we have issued an aggregate of 63,013 units of our securities (“Series J Securities”) at a purchase price of $1,000 per Series J Security, or aggregate proceeds of approximately $60.0 million. Each Series J Security consists of (A) one share of Series J Preferred Stock and (B) a warrant to purchase 2,650 shares of common stock at an exercise price $0.001 per share (the “Series J Warrants”).

On September 11, 2015, we entered into a separate preferred stock subscription and support agreement with Holdings III and Pegasus IV (the “Subscription and Support Agreement”), pursuant to which, among other things, we issued an additional 10,000 Series J Securities to Holdings III for aggregate proceeds of $10.0 million.

On December 4, 2015, we and Pegasus IV posted an appeal bond in the amount of $20.1 million (the “Appeal Bond”) in support of our appeal of a summary judgment order that was entered with respect to pending litigation in which we, among others, are a defendant. As contemplated by the Subscription and Support Agreement, Pegasus IV agreed to assist us in securing the Appeal Bond on the terms set forth in a General Indemnity Agreement and related side letter to be entered into by and among us, Pegasus IV and the issuer of the Appeal Bond (the “Appeal Bond Agreements”). We executed the Appeal Bond Agreements with Pegasus IV and the issuer of the Appeal Bond on December 4, 2015. On December 7, 2015, in consideration of Pegasus IV’s entry into the Appeal Bond Agreements and as security for the potential payments to be made to the issuer of the Appeal Bond for draws upon the Appeal Bond, we issued 20,106.03 units of our securities (the “Series K Securities”) to Pegasus IV pursuant to the Subscription and Support Agreement, with each Series K Security consisting of (a) one share of Series K Preferred Stock and (b) a warrant to purchase 735 shares of Common Stock. The number of Series K Securities issued to Pegasus IV was determined based on the quotient obtained by dividing (x) the aggregate amount of the bonds, undertakings, guarantees and/or contractual obligations underlying Pegasus IV’s initial commitment with respect to the Appeal Bond by (y) $1,000. The issuance of Series J Securities on September 11, 2015, the designation of the Series K Preferred Stock and the issuance of the Series K Securities are collectively referred to as the “Subscription and Support Transaction.”

On February 23, 2016, pursuant to the Subscription and Support Agreement, we issued 3,000 Series J Securities to Holdings III for aggregate proceeds of $3.0 million.

Amendment to Preferred Stock Subscription Agreement

On September 11, 2015, and in connection with the Subscription and Support Transaction, we entered into Amendment No. 2 to Preferred Stock Subscription Agreement (the “Zouk Subscription Agreement Amendment”) with Zouk in order to, among other things, extend the date on which the Zouk investors will have the right to require the Company to redeem all or a portion of their shares of Series H Preferred Stock.

Mutual General Release Agreement

On September 11, 2015, and in connection with the Subscription and Support Transaction, we entered into a Mutual General Release Agreement (the “Release Agreement”) with RW LSG Holdings LLC pursuant to which we and our affiliates irrevocably and unconditionally released and forever discharged (in such capacity, a “Releasor”) Riverwood and Riverwood’s predecessors and representatives (in such capacity, each, a “Releasee”), and Riverwood, on behalf of itself and each and all of its affiliates, irrevocably and unconditionally released and forever discharged (in such capacity, a “Releasor”) us and our predecessors and representatives (in such capacity, each, a “Releasee”) from any and all claims which such Releasor had, owned or held, or claimed to have, owned or held against any Releasee at the time of the Release Agreement, in each case related to or arising from actions or omissions occurring prior to the date of the Release Agreement and related to or arising from (1) any agreements, arrangements and understandings between Riverwood and the Company in addition to those entered into by Riverwood in its capacity as a holder of the Company’s securities or (2) such Releasor’s or Releasee’s interests in the Company or any of the Company’s securities.

Redemption Forbearance and Waiver of Minimum EBITDA Requirements

On September 11, 2015, each of Riverwood and Pegasus, as the “Primary Investor” of the Series H Preferred Stock and Series I Preferred Stock, respectively, (1) agreed that from September 11, 2015 through March 27, 2017, it will not to exercise its rights pursuant to the Series H Certificate of Designation or the Series I Certificate of Designation, as the case may be, to require us to redeem all or a portion of its shares of Series H Preferred Stock (in the case of Riverwood) or Series I Preferred Stock (in the case of Pegasus), and (2) waived our compliance with certain minimum thresholds related to our consolidated earnings before interest, taxes, depreciation and amortization (“Consolidated EBITDA”) for the fiscal years ending December 31, 2015 and December 31, 2016, and agreed to exercise such waiver upon determination of minimum Consolidated EBITDA for the applicable fiscal year. Zouk also agreed, in its capacity as a holder of Series H Preferred Stock, to waive our compliance with the minimum Consolidated EBITDA thresholds for the fiscal years ending December 31, 2015 and December 31, 2016, and agreed to exercise such waiver upon determination of minimum Consolidated EBITDA for the applicable fiscal year.

Transactions with Affiliates of Pegasus Capital

Pegasus Guaranty and Pegasus Guaranty Warrants

Pegasus IV and Pegasus V (collectively, the “Pegasus Guarantors”) agreed to provide a guaranty of our obligations under our five-year term loan (as amended from time to time, the “Medley Term Loan”) with Medley Capital Corporation (“Medley”) in favor of Medley (the “Pegasus Guaranty”). As consideration for the Pegasus Guaranty, on February 19, 2014, we issued a warrant to purchase 10,000,000 shares of common stock (in the aggregate) to Pegasus Guarantors (the “Pegasus Guaranty Warrants”). The Pegasus Guaranty Warrants have an exercise price equal to $0.50 per share and, if unexercised, expire on February 19, 2024.

Relationship with T&M Protection Resources

Since January 1, 2014, we have incurred security fees of $11,389 for security services provided by T&M Protection Resources, a security company affiliated with Pegasus Capital.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth the names, ages and positions of our executive officers as of April 21, 2016:

Name	Age	Position
Edward D. Bednarcik	59	Chief Executive Officer
Mark D. Gorton	45	Executive Vice President and Chief Financial Officer
Fredric Maxik	56	Chief Technology Officer
Wayne Nesbit	55	Chief Operations Officer

The following biographies describe the business experience of certain of our executive officers. See “Proposal 1: Election of Directors” for descriptions of the business experience of Messrs. Bednarcik and Maxik. Each officer serves at the discretion of the Board. There are no family relationships among any of our officers.

Mark D. Gorton previously served as Chief Financial Officer of Distron Corporation, an electronics contract manufacturer, from April 2013 to March 2016. From 2005 to 2013, Mr. Gorton served as Vice President of Finance at Summer Infant, Inc., a publicly traded consumer products company (“Summer Infant”), where his duties and responsibilities included leading financial growth initiatives, directing due diligence and audit teams for several acquisitions, overseeing Securities and Exchange Commission reporting, implementing and executing bank financing transactions and managing the company’s program for compliance with the Sarbanes-Oxley Act of 2002. Prior to serving as Vice President of Finance, Mr. Gorton was the Controller at Summer Infant from 2002 to 2005. Mr. Gorton’s previous experience also includes service as Accounting Manager at Trammel Crow Company, a publicly traded property management and corporate services company, and as a Staff Accountant and then Controller at I-Automation, an automation manufacturer and distributor. Mr. Gorton holds a Bachelor of Science degree in Business Administration from Bryant University.

Wayne Nesbit was appointed as our Chief Operations Officer on September 23, 2014. Mr. Nesbit previously served as Vice President Operations of Cree Inc., a manufacturer and seller of LED lighting products and applications, from 2008 to 2013. From 2001 to 2008, Mr. Nesbit served as Senior Vice President, Operations, of Mindspeed Technologies, a designer, developer and seller of semiconductor solutions for communications applications in wireless and wireline network infrastructure markets and as Vice President and in various other roles for Motorola, SPS, a leading producer of semiconductors, from 1984 to 2001. Mr. Nesbit has served as a Trustee of the School of Engineering of the University of Virginia from 1997 to 2007 and as Founding Member of the Board of Trustees, Engineering Foundation, of Virginia Commonwealth University since 1996. Mr. Nesbit holds a Bachelor of Science degree in Electrical Engineering from Texas A&M University.

Summary Compensation Table

The following table summarizes the overall compensation earned over each of the past two fiscal years ended December 31, 2015 by (1) each person who served as our principal executive officer during fiscal 2015 and (2) our two most highly compensated executive officers as of December 31, 2015 with compensation during fiscal 2015 of $100,000 or more. During 2015, Mr. Bednarcik fulfilled the role of principal executive officer and principal financial officer. In addition to Mr. Bednarcik, we are providing disclosure with respect to the compensation of Messrs. Maxik and Nesbit, who were the next two most highly compensated executive officers. Messrs. Bednarcik, Maxik and Nesbit are collectively referred to in this section as our “NEOs.” Mr. Gorton was appointed as Executive Vice President and Chief Financial Officer in March 2016 and, as a result, we have not included any information regarding his compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Edward D. Bednarcik (2)	2015	400,000	-		66,126	466,126
(Chief Executive Officer and Director)	2014	123,077	-	2,225,800	20,633	2,369,510

Fredric Maxik	2015	399,000	-	1,206,512	22,235	1,627,747
(Chief Technology Officer and Director)	2014	362,008	15,946	-	14,400	392,354

Wayne Nesbit (6)	2015	300,000	-	-	15,941	315,941
(Chief Operations Officer)	2014	79,615	-	1,766,280	-	1,845,895

(1)

Represents the total grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all awards granted to the NEO during 2015, 2014 and 2013, as applicable. Assumptions used to calculate these amounts are included in Note 14, “Equity Based Compensation Plans,” to our consolidated financial statements for the year ended December 31, 2015.

(2)	Mr. Bednarcik began serving as our Chief Executive Officer on September 8, 2014 and was appointed to the Board on December 11, 2014.
(3)	Includes $55,108 of housing costs and the corresponding tax gross-up payment, a car allowance and the corresponding tax gross-up payment and reimbursed travel expenses.
(4)	Includes travel and living expenses.
(5)	Includes annual car allowance and tax gross-up payment relating to Mr. Maxik’s car allowance.
(6)	Mr. Nesbit began serving as our Chief Operations Officer on September 23, 2014.
(7)	Includes relocation expenses.

Employment Agreements

We had employment agreements with all of our NEOs during 2015.

Employment Agreement with Edward D. Bednarcik

Effective September 8, 2014, we entered into an employment agreement with Mr. Bednarcik (the “Bednarcik Agreement”) pursuant to which Mr. Bednarcik agreed to serve as our Chief Executive Officer. The employment period under the Bednarcik Agreement began on September 8, 2014 (the “Bednarcik Effective Date”) and ends on September 8, 2019, but may be terminated by the Company at any time prior to such date for cause (as defined below) or without cause. Pursuant to the Bednarcik Agreement, Mr. Bednarcik is entitled to a base salary of $400,000 and benefits generally available to other senior executives of the Company. Mr. Bednarcik is also eligible to receive a performance bonus with respect to each calendar year (or partial calendar year) based upon a bonus plan to be determined annually by the Board (or the Compensation Committee) and criteria that will be presented by the Board (or the Compensation Committee) to Mr. Bednarcik promptly following the first meeting of the Board during each fiscal year. The level of such performance bonus will be the sum of (x) up to 50% of Mr. Bednarcik’s base salary, based on Mr. Bednarcik’s satisfaction of the criteria specified by the Board, which bonus will be paid 50% in cash and 50% in restricted stock units of common stock (“Restricted Stock Units”), with 50% of such Restricted Stock Units vesting immediately and 50% of such Restricted Stock Units vesting over a two-year period, in two equal increments on the first and second anniversaries of the award date, and (y) up to 100% of Mr. Bednarcik’s base salary, based on the Board’s evaluation, in its sole discretion, of the Company’s operating results during such year as measured against criteria previously presented by the Board, which bonus will be paid 25% in cash and 75% in Restricted Stock Units, with 100% of such Restricted Stock Units vesting over a two-year period, in two equal increments on the first and second anniversaries of the award date. The Bednarcik Agreement provides that, at Mr. Bednarcik’s option, on each Restricted Stock Unit vesting date, he may sell up to one-third of the stock vesting on such date back to the Company, and the Company will purchase such stock at a price equal to the published closing price of the Company’s common stock on such date.

In connection with his appointment, Mr. Bednarcik was also granted options to purchase an aggregate of 15,500,000 shares of common stock at an exercise price of $0.18 per share, subject to the terms of the Equity Plan. The options vest (i) 25% on each anniversary of the Bednarcik Effective Date, provided that Mr. Bednarcik remains employed by the Company as of such time, (ii) in full as of the business day immediately preceding a “change of control” of the Company, or (iii) in full upon the termination of Mr. Bednarcik’s employment due to Mr. Bednarcik’s retirement as determined by the Board in its sole and absolute discretion. In the event the Company terminates Mr. Bednarcik’s employment for reasons other than “cause” or change of control, or if he resigns for “good reason”, Mr. Bednarcik will be entitled to receive severance in an amount equal to 12 months of his base salary.

For purposes of the Bednarcik Agreement, “cause” is defined as (i) being convicted or pleading guilty or no contest to any felony or to any other crime involving fraud or moral turpitude with respect to us or any of our customers or suppliers, (ii) reporting to work under the influence of alcohol (unless related to lawful consumption of alcohol in the ordinary course of the business) or illegal drugs, (iii) the use of illegal drugs (whether or not at the workplace), (iv) commission of an act of deceit, fraud, perjury or embezzlement causing us substantial public disgrace or disrepute or substantial economic harm, (v) substantial and repeated failure to perform duties as reasonably directed by the Board that causes, or could reasonably be expected to cause, harm to us and which Mr. Bednarcik fails to cure, if curable, within ten (10) business days of receipt of written notice of such event, (vi) any improper act intentionally aiding or abetting a competitor, supplier or customer of ours to the material disadvantage or detriment of the Company or our subsidiaries, (vii) breach of fiduciary duty to, or gross negligence or willful misconduct with respect to Mr. Bednarcik’s duties to us or (viii) any other willful material breach of the Bednarcik Agreement, or any breach by Mr. Bednarcik of certain sections of the Bednarcik Agreement, in either case, if curable, which Mr. Bednarcik fails to cure within thirty (30) days of receipt of written notice of such event.

For purposes of the Bednarcik Agreement, “good reason” means if Mr. Bednarcik resigns from employment with us prior to the end of the employment period as a result of (i) our reduction of the amount of his base salary, (ii) material diminution in Mr. Bednarcik’s duties, title or position (including without limitation removal from the Board ), (iii) a material reduction by us in the kind or level of employee benefits to which Mr. Bednarcik is entitled immediately prior to such reduction (other than a reduction generally applicable to all senior executives of the Company), or (iv) our material breach of the Bednarcik Agreement; provided that (a) written notice of Mr. Bednarcik’s resignation for good reason must be delivered to us within ninety (90) days after the occurrence of any such event (which resignation may be subject to our failure to cure within thirty days ) in order for Mr. Bednarcik's resignation with good reason to be effective; (b) we shall have thirty (30) days after receipt of such notice during which we may remedy the occurrence giving rise to the claim for good reason termination, if applicable, and, if we cure such occurrence within such thirty (30)-day period, there shall be no good reason; and (c) Mr. Bednarcik must actually resign within sixty (60) days following delivery of such notice.

Employment Agreement with Fredric Maxik

On October 20, 2015, we entered into a new employment agreement with Mr. Maxik (the “Maxik Agreement”). The Maxik Agreement provides for a five-year term that commenced on January 1, 2015 and ends on January 1, 2020 (the “Maxik Employment Period”), unless terminated earlier in accordance with the Maxik Agreement. During the Maxik Employment Period, Mr. Maxik is entitled to (a) an annual base salary of $399,000 (the “Maxik Base Salary”), (b) a car allowance of up to $1,200 per month and (c) benefits generally available to other senior executives of the Company. Mr. Maxik is also eligible to (x) receive a performance bonus with respect to each calendar year (or partial calendar year) during the Maxik Employment Period based upon a bonus plan to be determined annually by the Board (or the compensation committee of the Board) and (y) participate in any executive bonus plan in which senior executives of the Company participate as the Board, in its sole discretion, may from time to time establish, at a level commensurate with Mr. Maxik’s position with the Company.

Pursuant to the Maxik Agreement, we granted Mr. Maxik employee stock options to purchase an aggregate of 13,964,257 shares of common stock at an exercise price of $0.11 per share (the “Maxik Options”), 3,126,707 of which are governed by the terms of an Employee Incentive Stock Option Agreement (the “Maxik ISO Agreement”) and 10,837,550 of which are governed by the terms of a Non-Qualified Stock Option Agreement (the “Maxik NQSO Agreement”). The Maxik Agreement provides that, unless vested or accelerated sooner in accordance with the terms of the Equity Plan, the Maxik Options will vest and become exercisable in six equal tranches over a five-year period, with the first tranche vesting on the grant date, the second tranche vesting on the first anniversary of the grant date, and the remaining tranches vesting annually thereafter, such that the final tranche vests on the fifth anniversary of the grant date. Each Maxik Option is also subject to the terms and conditions of the Equity Plan. Except as described above, the Maxik ISO Agreement and Maxik NQSO Agreement are materially consistent with the form of Employee Incentive Stock Option Agreement and the form of Non-Qualified Stock Option Agreement attached as Appendix C and Appendix D, respectively, to the Definitive Information Statement on Schedule 14C filed by the Company on September 11, 2014.

The Maxik Agreement contains customary confidentiality, non-competition and non-solicitation provisions. If Mr. Maxik’s employment is terminated by us without “cause” or if he resigns for “good reason,” we would be required to continue to pay him the Maxik Base Salary for a period of one (1) year following the date of termination, subject to Mr. Maxik’s execution of a general release, and the portion of the Maxik Options that would have vested in the year his employment terminates will vest on the date of termination and be exercisable for 90 days thereafter. If Mr. Maxik’s employment is terminated for “cause,” no portion of the Maxik Options will continue to be exercisable as of the date of such termination.

For purposes of the Maxik Agreement, “cause” is defined as one or more of the following: (i) being convicted or pleading guilty or nolo contendere to any felony or other crime involving dishonesty, disloyalty or fraud with respect to the us or any of our subsidiaries or any of our customers or suppliers, or otherwise; (ii) reporting to work under the influence of alcohol (unless related to lawful consumption of alcohol in the ordinary course of the business) or illegal drugs; (iii) the use of illegal drugs (whether or not at the workplace); (iv) improper actions causing us or any of our subsidiaries substantial public disgrace or disrepute or substantial economic harm, (v) substantial and repeated failure to perform duties as reasonably directed by the chief executive officer that causes, or could reasonably be expected to cause, harm to us or our subsidiaries and which Mr. Maxik fails to cure, if curable, within ten (10) business days of receipt of written notice of such event; (vi) any improper act or omission aiding or abetting any of our or our subsidiaries’ competitors, suppliers or customers to our or our subsidiaries’ material disadvantage or detriment; (vii) breach of fiduciary duty, gross negligence or willful misconduct with respect to us or any of our subsidiaries; or (viii) any other material breach of the Maxik Agreement or any other written agreement between Mr. Maxik and us or any of our affiliates, or any breach by Mr. Maxik of certain sections of the Maxik Agreement, in each case, if curable, which Mr. Maxik fails to cure within thirty (30) days of receipt of written notice of such event.

Mr. Maxik’s compensation for 2014 was governed by the terms of a prior employment agreement that we entered into with him on March 22, 2011 and later extended through 2014. Pursuant to his prior agreement, Mr. Maxik served as our Chief Technology Officer and was entitled to an annual base salary of $300,000. In October 2011, as part of the annual compensation review, Mr. Maxik’s base salary was increased from $300,000 to $315,000 and in April 2014, Mr. Maxik’s base salary was increased from $315,000 to $378,000. Pursuant to this prior agreement, we could also pay Mr. Maxik bonuses at such times and in such amounts as the Board determined, and Mr. Maxik was entitled to participate in the Equity Plan.

Employment Agreement with Wayne Nesbit

On September 23, 2014, we entered into an employment agreement with Mr. Nesbit (the “Nesbit Agreement”) pursuant to which Mr. Nesbit agreed to serve as our Chief Operations Officer. The Nesbit Agreement has an employment period that began on September 23, 2014 (the “Nesbit Effective Date”) and ends on September 23, 2019, but may be terminated by the Company at any time prior to such date for cause (as defined below) or without cause. Pursuant to the Nesbit Agreement, Mr. Nesbit is entitled to a base salary of $300,000 and benefits generally available to other employees. Mr. Nesbit is also entitled to relocation assistance of up to $15,000, which includes without limitation temporary lodging while in the process of searching for permanent housing. Mr. Nesbit is also eligible to receive a performance bonus with respect to each calendar year (or partial calendar year) based upon a bonus plan to be determined annually by the Board (or the Compensation Committee) and criteria that will be presented by the Board (or the Compensation Committee) to Mr. Nesbit promptly following the first meeting of the Board during each fiscal year. The level of such performance bonus will be the sum of (x) up to 50% of Mr. Nesbit’s base salary, based on Mr. Nesbit’s satisfaction of the criteria specified by the Board, which bonus will be paid 50% in cash and 50% in Restricted Stock Units, and (y) up to 100% of Mr. Nesbit’s base salary, based on criteria determined by the Board, in its sole discretion related to the Company’s operating results during such year, which bonus will be paid 100% in Restricted Stock Units. The Nesbit Agreement provides that any Restricted Stock Unit awards will vest in two equal increments on the first and second anniversaries of the award date (but in the event that a vesting according to the above schedule would be after the fifth anniversary of the Nesbit Effective Date, such vesting shall be accelerated to the last business day proceeding the fifth anniversary of the Nesbit Effective Date), and at Mr. Nesbit’s option, on each Restricted Stock Unit vesting date he may sell up to one-third of the stock vesting on such date back to the Company, and the Company will purchase such stock at a price equal to the published closing price of the Company’s common stock on such date.

In connection with his appointment, Mr. Nesbit was also granted options to purchase an aggregate of 12,300,000 shares of common stock on October 7, 2014, at an exercise price of $0.18 per share, subject to the Equity Plan. The options vest (i) 25% on each anniversary of the grant date, provided that Mr. Nesbit remains employed by the Company as of such time, (ii) in full as of the business day immediately preceding a “change of control” of the Company, or (iii) in full upon the termination of Mr. Nesbit’s employment due to Mr. Nesbit’s retirement as determined by the Board in its sole and absolute discretion. In the event the Company terminates Mr. Nesbit’s employment for reasons other than “cause” or a change of control, or if he resigns for “good reason”, Mr. Nesbit will be entitled to receive severance in an amount equal to his base salary payable in regular installments for the lesser of (a) one year, or (b) the length of Mr. Nesbit’s employment period.

For purposes of the Nesbit Agreement, “cause” is defined as: (i) being convicted or pleading guilty or no contest to any felony or other crime involving dishonesty, disloyalty or fraud with respect to us or any of our customers or suppliers, or otherwise, (ii) reporting to work under the influence of alcohol or illegal drugs, (iii) the use of illegal drugs (whether or not at the workplace), (iv) improper actions causing us substantial public disgrace or disrepute or substantial economic harm, (v) substantial and repeated failure to perform duties as reasonably directed by the Chief Executive Officer that causes, or could reasonably be expected to cause, harm to us and which Mr. Nesbit fails to cure, if curable, within ten (10) business days of receipt of written notice of such event, (vi) any improper act or omission aiding or abetting a competitor, supplier or customer of ours to the material disadvantage or detriment of us, (vii) breach of fiduciary duty, gross negligence or willful misconduct with respect to the Company or (viii) any other material breach of the Nesbit Agreement or any other written agreement between Mr. Nesbit and the Company or any of its affiliates, or any breach by Mr. Nesbit of certain sections of the Nesbit Agreement, in either case, if curable, which Mr. Nesbit fails to cure within thirty (30) days of receipt of written notice of such event.

For purposes of the Nesbit Agreement, “good reason“ means if Mr. Nesbit resigns from employment with us prior to the end of the employment period as a result of (i) our reduction of the amount of his base salary, (ii) material diminution in Mr. Nesbit's duties, title or position, or (iii) our material breach of the Nesbit Agreement; provided that (a) written notice of Mr. Nesbit's resignation for good reason must be delivered to us within thirty (30) days after the occurrence of any such event in order for Mr. Nesbit's resignation with good reason to be effective, (b) we shall have thirty (30) days after receipt of such notice during which we may remedy the occurrence giving rise to the claim for good reason termination, if applicable, and, if we cure such occurrence within such thirty (30)-day period, there shall be no good reason and (c) Mr. Nesbit must actually resign within sixty (60) days following the event constituting good reason.

Equity Compensation Plan Information

Amended and Restated Equity-Based Compensation Plan

We currently have one equity-based compensation plan, the 2012 Amended and Restated Equity-Based Compensation Plan, (the “Equity Plan”). Awards granted under the Equity Plan may include incentive stock options, which are qualified under Section 422 of the Internal Revenue Code (the “Code”), stock options other than incentive stock options, which are not qualified under Section 422 of the Code, stock appreciation rights, restricted stock, phantom stock, bonus stock and awards in lieu of obligations, dividend equivalents and other stock-based awards. As of December 31, 2015, there were 155.0 million shares authorized for issuance under the Equity Plan and 90.1 million shares remaining for future grants. Awards may be granted to employees, members of the Board, and consultants. The Equity Plan is generally administered by the Compensation Committee. Vesting periods and terms for awards are determined by the plan administrator. The exercise price of each stock option or stock appreciation right must be equal to or greater than the market price of the Company’s stock on the date of grant and no stock option or stock appreciation right granted may have a term in excess of ten years.

2011 Employee Stock Purchase Plan

On February 10, 2011, the Board adopted the Lighting Science Group Corporation 2011 Employee Stock Purchase Program (the “2011 ESPP”).

All of our employees and any employees of any of our designated subsidiaries are eligible to participate in the 2011 ESPP, subject to certain exceptions. The total number of shares of Common Stock that may be purchased by eligible employees under the 2011 ESPP is 2.0 million shares, subject to adjustment. The 2011 ESPP is a qualified employee stock purchase plan under Section 423 of the Code and was approved by our stockholders at the annual meeting on August 10, 2011.

The purpose of the 2011 ESPP is to provide our employees and employees of our designated subsidiaries with an opportunity to acquire a proprietary interest in the Company. Accordingly, the 2011 ESPP offers eligible employees the opportunity to purchase shares of our Common Stock at a discount to the market value through voluntary systematic payroll deductions. The purchase price for each purchase period will be 85% of the fair market value of a share of our Common Stock on the purchase date, rounded up to the nearest whole cent. Unless sooner terminated by the board of directors, the 2011 ESPP will remain in effect until December 31, 2020.

The following table sets forth information as of December 31, 2015, with respect to compensation plans under which shares of our Common Stock could have been issued.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans

Equity Compensation Plans Approved by Security Holders - Equity Plan	58,676,191		$0.31		90,160,091

Equity Compensation Plans Approved by Security Holders - 2011 Employee Stock Purchase Plan	9,975	(1)	$0.13	(2)	1,775,203

 ____________________

(1) Represents shares of common stock issued pursuant to the 2011 ESPP

(2) Represents the average purchase price for shares issued pursuant to the 2011 ESPP

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides certain information regarding unexercised options, restricted stock that has not vested and Equity Plan awards held by each of our NEOs that were outstanding as of December 31, 2015.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexerciseable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Edward D. Bednarcik	3,875,000		11,625,000	(1)	-	0.18	10/7/2024

Fredric Maxik	750,000	(2)	-		-	1.00	8/21/2019
	466,666	(3)	233,334	(3)	-	1.34	7/5/2022
	215,625	(4)	287,500	(4)	-	0.50	8/7/2023
	2,326,445		11,637,812		000	0.11	10/20/2025

Wayne Nesbit	3,075,000		9,225,000	(5)	-	0.18	10/7/2024

(1)	Represents options granted on October 7, 2014 that vested or are scheduled to vest with respect to 25% of the underlying shares on each of October 7, 2015, 2016, 2017 and 2018.
(2)

Represents options granted on August 21, 2009 that vested with respect to 25% of the underlying shares on August 21, 2010 and with respect to 75% of the underlying shares on December 30, 2010 when vesting was accelerated due to the achievement of a “capitalization threshold event.”

(3)

Represents options granted on July 5, 2012 that vested or are scheduled to vest with respect to one-sixth (1/6) of the underlying shares on each of July 5, 2013 and 2014 and with respect to one-third (1/3) of the underlying shares on each of July 5, 2015 and 2016.

(4)

Represents options granted on August 7, 2013 that vested or are scheduled to vest with respect to one-seventh (1/7) of the underlying shares on August 7, 2014 and with respect to two-sevenths (2/7) of the underlying shares on each of August 7, 2015, 2016 and 2017.

(5)	Represents options granted on October 20, 2015 that vested or are scheduled to vest one-sixth (1/6) on each of October 20, 2015, 2016, 2017, 2018, 2019 and 2020.
(6)	Represents options granted on October 7, 2014 vested or are scheduled to vest 25% on each of October 7, 2015, 2016, 2017 and 2018.

Director Compensation

Director compensation is determined by the Board. During 2015, each of our non-employee directors was entitled to the following compensation:

●	an award of 200,000 restricted shares of common stock (“Restricted Shares”) as compensation for service on the Board;

●	an award of 25,000 additional Restricted Shares as compensation for service on one or more committees of the Board; and

●	an award of 15,000 additional Restricted Shares as compensation for service as the chair of one or more committees of the Board.

The Restricted Shares described above were issued on March 24, 2015 and were scheduled to vest in full on January 1, 2016, provided that the applicable director was in office on the vesting date. For any director serving less than the full year, we issued a pro-rata portion of the Restricted Shares described above, based on the number of days that such director served on the Board and/or committees during 2015. In the aggregate, we issued 2,033,905 Restricted Shares in settlement of director fees for the year ended December 31, 2015. On November 19, 2015, we cancelled 1,459,521 of such Restricted Shares and, as consideration for the cancelled shares, issued stock options representing the right to purchase an aggregate of 3,132,020 shares of common stock to certain directors. The options vested in full on January 1, 2016.

Director Compensation Table

Directors who are employees of the Company receive no additional compensation for their service on the Board or its committees. The following table shows the overall compensation earned for the 2015 fiscal year with respect to each person who was a non-employee director during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Seth Bernstein	-		(2)	40,000	-	-	-	40,000
Sanford R. Climan	-	40,000	(3)		-	-	-	40,000
Craig Cogut (4)	-		(4)	40,000	-	-	-	40,000
Richard H. Davis, Jr. (4)	-		(5)	48,000	-	-	-	48,000
Donald Harkelroad	-		(6)	48,000	-	-	-	48,000
General James Jones	-		(7)	40,000	-	-	-	40,000
Dennis McGill	-		(8)	30,904	-	-	-	30,904
Jonathan Rosenbaum	-		(9)	45,000	-	-	-	45,000
Samer Salty	-	30,904	(10)	-	-	-	-	$30,904
Leon Wagner	-	43,973	(11)	-	-	-	-	43,973

(1)

Represents the total grant date fair value, as determined under FASB ASC Topic 718, of all awards granted to the director during fiscal year 2015, as applicable. Assumptions used to calculate these amounts are included in Note 14, “Equity Based Compensation Plans,” to our consolidated financial statements for the year ended December 31, 2015.

(2)	Pursuant to the compensation structure adopted by the Board, Mr. Bernstein received compensation of options to purchase 429,185 shares of common stock at an exercise price of $0.13 per share.
(3)	Pursuant to the compensation structure adopted by the Board, Mr. Climan received compensation of 200,000 shares of restricted stock with a value of $0.20 per share.
(4)

Messrs. Cogut and Davis have served on the Board as designees of Pegasus Capital. Pursuant to the policies of Pegasus Capital, any fees paid to Messrs. Cogut and Davis are for the benefit of Pegasus Capital.

(5)	Pursuant to the compensation structure adopted by the Board, Mr. Cogut received options to purchase 429,185 shares of common stock at an exercise price of $0.13 per share.
(6)	Pursuant to the compensation structure adopted by the Board, Mr. Davis received compensation of options to purchase 515,021 shares of common stock at an exercise price of $0.13 per share.
(7)	Pursuant to the compensation structure adopted by the Board, Mr. Harkleroad received options to purchase 515,021 shares of common stock at an exercise price of $0.13 per share.
(8)	Pursuant to the compensation structure adopted by the Board, General Jones received compensation of options to purchase 429,185 shares of common stock at an exercise price of $0.13 per share.
(9)

Pursuant to the compensation structure adopted by the Board and based on the time served, Mr. McGill received pro rata compensation of options to purchase 331,590 shares of common stock at an exercise price of $0.13 per share.

(10)	Pursuant to the compensation structure adopted by the Board, Mr. Rosenbaum received compensation of options to purchase 482,833 shares of common stock at an exercise price of $0.13 per share.
(11)	Pursuant to the compensation structure adopted by the Board and based on the time served, Mr. Salty received 154,521 shares of restricted stock with a value of $0.20 per share.
(12)	Pursuant to the compensation structure adopted by the Board and based on the time served, Mr. Wagner received 219,863 shares of restricted stock with a value of $0.20 per share.

AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and the independent registered public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent registered public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: (i) having direct responsibility for their appointment, compensation and retention; (ii) reviewing the scope of their audit services; (iii) approving audit and non-audit services and (iv) confirming the independence of the independent registered public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent registered public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee reviews and discusses the quarterly and annual consolidated financial statements with management, and the Company’s independent registered public accountants prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. KPMG is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board, including a discussion with management and the independent registered public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with KPMG matters related to its independence, including a review of audit and non-audit fees and the written disclosures in the letter from KPMG to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that KPMG is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements be included in Lighting Science Group’s Annual Report on Form 10-K for fiscal year 2015, for filing with the SEC.

AUDIT COMMITTEE Donald R. Harkleroad (Chairman) Jonathan Rosenbaum

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or subject to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Fees to Independent Registered Public Accounting Firm

The following is a summary of the fees billed to us by KPMG for audit services for fiscal 2015 and 2014 as well as for audit-related, tax and other services rendered during the applicable periods:

	2015	2014
Audit Fees	$760,000	$735,000
Audit-Related Fees	-	17,500
Tax Fees	4,047	4,340
All Other Fees	-	-
Total Fees	$764,047	$756,840

Audit Fees. This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of our interim financial statements.

Audit-Related Fees. This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Tax Fees. This category typically consists of professional services rendered by our independent registered public accounting firm for state and local tax advice.

Pre-Approval Policies and Procedures

Under the Audit Committee’s pre-approval policies and procedures, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the Audit Committee pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Audit Committee. In addition, the Audit Committee sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the Audit Committee or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the Audit Committee or its designee.

The Audit Committee has delegated pre-approval authority to the Audit Committee chairman and any pre-approved actions by the Audit Committee chairman as designee are reported to the Audit Committee for approval at its next scheduled meeting.

All of the services rendered by KPMG in 2015 were pre-approved by the Audit Committee.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

STOCKHOLDER PROPOSALS

The deadline for the submission of proposals by stockholders for inclusion in our proxy materials for our 2017 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act (“Rule 14a-8”) will be the close of business on December 26, 2016, after which date such stockholder proposal will be considered untimely. All stockholder nominations for director and other proposals intended to be presented at the 2017 annual meeting of stockholders, regardless of whether such proposals are intended to be included in our proxy materials, must be submitted to our Corporate Secretary in writing and received at our principal executive offices at 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893 no earlier than November 25, 2016 and no later than the close of business on February 27, 2017. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

A copy of Lighting Science Group’s 2015 Annual Report on Form 10-K, including our financial statements, is available without charge (except for exhibits thereto, which are available upon payment of a reasonable fee) upon written request to Lighting Science Group Corporation, Attention: Investor Relations, 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees

01 Edward D. Bednarcik 02 Donald Harkleroad 03 Fredric Maxik 04 Jonathan Rosenbaum

The Board of Directors recommends you vote FOR the following proposal:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000287741_1 R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

LIGHTING SCIENCE GROUP CORPORATION
Annual Meeting of Stockholders
May 26, 2016 10:00 AM EDT
This proxy is solicited by the Board of Directors

Lighting Science Group Corporation
1350 Division Road, Suite 102
West Warwick, Rhode Island 02893
Proxy solicited on behalf of the Board of Directors of the Company for the Annual Meeting on May 26, 2016

The undersigned hereby constitutes and appoints Phil Ragona and Jean Angelini, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of Lighting Science Group Corporation held of record by the undersigned on April 11, 2016, at the Annual Meeting of Stockholders to be held at Lighting Science Group Corporation's headquarters, 1350 Division Road, Suite 102, West Warwick, Rhode Island 02893, on Thursday, May 26, 2016, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on the reverse side, as more fully described in the notice of the meeting and the proxy statement accompanying such notice.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000287741_2 R1.0.1.25